Exhibit 10.2
FOURTH AMENDMENT TO
TRANSPORTATION SERVICES AGREEMENT

THIS FOURTH AMENDMENT TO TRANSPORTATION SERVICES AGREEMENT (this “Amendment”) is dated November 1, 2017, by and between Hardin Street Transportation LLC, a Delaware limited liability company, (“HST”), and Marathon Petroleum Company LP, a Delaware limited partnership (“MPC”), both referred to jointly as the “Parties” and each individually as a “Party”.

WITNESSETH

WHEREAS, the Parties entered into that certain Transportation Services Agreement dated January 1, 2015 (“Agreement”), whereby MPC desired to move Crude Petroleum and Products (“Commodities”) on the Pipeline Systems;

WHEREAS, the Agreement was amended by a First Amendment dated December 1, 2016 which removed certain Pipeline Systems from the Agreement;

WHEREAS, the Agreement was amended by a Second Amendment dated January 1, 2017 which changed the Term of the Agreement;

WHEREAS, the Agreement was amended by a Third Amendment dated January 1, 2017 which changed the Term of the Agreement;

WHEREAS, the Parties now desire to remove the following Pipeline Systems from the Agreement:

1.    Columbus Locals
2.    Lima-Canton 12”-16” Crude
3.    Lima Pump-Out
4.    St. James - Garyville 30” Crude
5.    Toledo-Steubenville 6”-4” Products
6.    Woodhaven Buckeye-Woodhaven 8” LPG from this agreement; and

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree to amend the Agreement as follows:

1.	Exhibit B - Tolls shall be deleted in its entirety and replaced with the attached Exhibit B - Tolls reflecting the changes above and the rates currently in effect as of the date of this Amendment.

2.	The effective date of this Amendment shall be November 1, 2017.

3.	Except as amended herein, all other terms and conditions of the Agreement shall remain in full force and effect.

4.	In the event of any conflict between the terms of the provision of this Fourth Amendment and the terms and provisions of the Agreement, the terms and provisions of this Fourth Amendment shall prevail.

5.	Any terms not defined herein shall have the same meaning as specified in the Agreement.

IN WITNESS WHEREOF, the Parties have caused this Fourth Amendment to the Transportation Services Agreement to be duly executed, all as of the date set forth above.

Marathon Petroleum Company LP		Hardin Street Transportation LLC
By: MPC Investment LLC, its General Partner

By:	/s/ C. Michael Palmer	By:	/s/ Timothy J. Aydt

Name:	C. Michael Palmer	Name:	Timothy J. Aydt

Title:	Senior Vice President	Title:	President

Exhibit B - Tolls

Pipeline System	Minimum Capacity (BPD)	Commitment Barrels Per Day	Toll Rates ($/BBL)	Refinery connection per Section 4.4 & 7.1
Bellevue 4” Products	5,000	2,500	1.2048
Detroit LPG - Woodhaven #1-4” LPG & #2-4”LPG	5,700 5,700	5,900	2.0249
Louisville - Lexington 8” Products	37,300 24,300(MPC)	18,300	0.6524
Truck Unloads
Canton Crude Truck Unload	20,000	20,000(2015-2016) 2,700(2017+)	2.6407	Canton